UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
(872) 825-4000
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 12, 2022, United Airlines, Inc. ("United") entered into a supplemental agreement to Purchase Agreement No. 04815, dated May 31, 2018 ("Purchase Agreement No. 04815"), with The Boeing Company ("Boeing"), pursuant to which United finalized its order to purchase 100 firm Boeing 787 aircraft scheduled to be delivered starting with eight aircraft in 2024, with the remaining aircraft to be delivered through 2032. In addition, United was granted options to purchase up to an additional 100 Boeing 787 aircraft (the "Boeing 787 Aircraft Order"). Since approximately 120 widebody aircraft in the fleet would reach the age of 30 years by the end of the delivery period, the firm order addresses United's widebody aircraft replacement needs, including the Boeing 767 fleet and certain Boeing 777 aircraft.
United remains confident in the continued success of its international flying and, with the flexibility provided by this order, is now well positioned to grow the airline's global footprint through its premier coastal gateways and large hub cities.
Additionally, on December 12, 2022, United entered into a supplemental agreement to Purchase Agreement No. 04761, dated May 15, 2018, ("Purchase Agreement No. 04761", and together with Purchase Agreement No. 04815, the "Purchase Agreements") with Boeing, pursuant to which United exercised options to purchase 44 Boeing 737 MAX aircraft scheduled for delivery between 2024 and 2026, finalized an order for an additional 56 Boeing 737 MAX aircraft scheduled for delivery in 2027 and 2028, and increased the number of options to purchase Boeing 737 MAX aircraft by an additional 100 (the "Boeing 737 MAX Aircraft Order," and together with the Boeing 787 Aircraft Order, the "Boeing Aircraft Order"). The option exercises are consistent with the strategy contemplated in the United Next plan and the additional firm aircraft are expected to be utilized for replacement or growth consistent with overall economic growth levels dependent on the demand environment in future years.
The table set forth in Item 7.01 of this Current Report on Form 8-K with respect to firm commitments to purchase aircraft from Boeing and Airbus S.A.S. ("Airbus") is hereby incorporated by reference in its entirety into this Item 1.01.
The description of the supplemental agreements to the Purchase Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreements and their respective supplemental agreements and the Purchase Agreement. Purchase Agreement No. 04761was filed as Exhibit 10.5 to United Airlines Holdings, Inc.'s (the "Company") Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. The Company intends to file copies of the supplemental agreement to Purchase Agreement No. 04761 in connection with the Boeing 737 MAX aircraft order as well as Purchase Agreement No. 04815 and its supplemental agreements as exhibits to its Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Item 7.01    Regulation FD Disclosure.
On December 13, 2022, the Company issued a press release ("Press Release") announcing the Boeing Aircraft Order. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.
The Company continues to expect an adjusted pre-tax margin1 of approximately 9% in 2023 and of approximately 14% in 2026. The Boeing 787 aircraft options provide the Company the ability to further grow the international network if performance aligns with the Company's financial objective of at least mid-teens margins for its international growth opportunities.
The Company is committed to delivering a strong balance sheet and achieving a leverage target of adjusted net debt2 to adjusted EBITDAR3 of approximately 1.5x by 2026, which is consistent with the leverage target provided in the United Next plan.
1 Adjusted pre-tax margin is a financial measure that is not calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP") and is calculated as pre-tax margin, excluding operating and nonoperating special charges (credits) and unrealized (gains) losses on investments, net, the nature of which are not determinable at this time. As a result, the Company is not providing a target for or a reconciliation to pre-tax margin, the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts.
2 Adjusted net debt is defined as adjusted total debt less cash and cash equivalents and short term investments; adjusted total debt is a non-GAAP measure that includes current and long-term debt, operating lease obligations and finance lease obligations, current and noncurrent other financial liabilities and noncurrent pension and postretirement obligations.
3 Adjusted EBITDAR is a non-GAAP measure defined as adjusted earnings before interest, income taxes, depreciation, amortization, aircraft rent and excluding operating and nonoperating special charges, and unrealized (gains) losses on investments, net. Special charges and unrealized (gains) losses on investments, net are not determinable at this time; accordingly, the Company cannot provide a target for net income or a reconciliation for adjusted EBITDAR projections to net income, the most directly comparable GAAP measure, without unreasonable efforts. Similarly, the Company is not able to provide a target for the ratio of net debt to net income, the most directly comparable GAAP measure, without unreasonable efforts.

As a result of the Boeing Aircraft Order, the Company now expects total adjusted capital expenditures to be approximately $9.0 billion in 2023 and approximately $11.0 billion in 2024.
Below is the Company's expected aircraft delivery schedule as of December 13, 2022:

	Expected Aircraft Deliveries (a)
Aircraft Type	Rest of 2022	2023	2024	After 2024
Airbus A321XLR	—	—	—	50
Airbus A321neo	—	6	37	27
Airbus A350	—	—	—	45
Boeing 737 MAX	7	95	131	210
Boeing 787	3	2	8	92
(a) United also has options and purchase rights for additional aircraft.
The table below summarizes United's firm commitments as of November 30, 2022 (adjusted to include the effects of the December 12, 2022 agreement with Boeing discussed above and reflecting contractual delivery dates for aircraft without adjustment for expected delays which are reflected in the aircraft delivery table above and the adjusted capital expenditure guidance stated above) through 2033, which include aircraft and related spare engines, aircraft improvements and all non-aircraft capital commitments (in billions):

Remainder of 2022	$2.0
2023	9.1
2024	8.8
After 2024	35.2
$55.1
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended (the "Securities Act"), except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.
Item 8.01    Other Events.
On December 8, 2022, United entered into an amendment to that certain Purchase Agreement, dated September 1, 2017, with Airbus agreeing to modify the delivery schedule of certain A350 aircraft to better align with the United's needs.
Cautionary Statement Regarding Forward-Looking Statements:
This Current Report on Form 8-K contains certain "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, relating to, among other things, the potential impacts of the Company's aircraft orders, including on the Company's financial targets, route and capacity plans and emissions-related targets, and the Company's financial targets. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about the Company's future financial results, goals, plans, commitments, strategies and objectives and involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond the Company's control and could cause the Company's future financial results, goals, plans, commitments, strategies and objectives to differ materially from those expressed in, or implied by, the statements. Words such as "should," "could," "would," "will," "may," "expects," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "projects," "forecast," "guidance," "outlook," "goals," "targets," "confident," "optimistic," "dedicated" and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. All statements, other than those that relate solely to historical facts, are forward-looking statements.
Additionally, forward-looking statements include conditional statements and statements that identify uncertainties or trends, discuss the possible future effects of known trends or uncertainties, or that indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law or regulation.
Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: any delay or inability of the Company to realize the expected benefits of the transactions, the adverse impacts of the ongoing COVID-19 global pandemic on our business, operating results, financial condition and liquidity; execution risks associated with our strategic operating plan; changes in our network strategy or other factors outside our control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders, as well as any inability to accept or integrate new aircraft into our fleet as planned; any failure to effectively manage, and receive anticipated benefits and returns from, acquisitions, divestitures, investments, joint ventures and other portfolio actions; adverse publicity, harm to our brand, reduced travel demand, potential tort liability and voluntary or mandatory operational restrictions as a result of an accident, catastrophe or incident involving us, our regional carriers, our codeshare partners or another airline; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity, including as a result of alliances, joint business arrangements or other consolidations; our reliance on a limited number of suppliers to source a majority of our aircraft and certain parts, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; disruptions to our regional network and United Express flights provided by third-party regional carriers; unfavorable economic and political conditions in the United States and globally (including inflationary pressures); reliance on third-party service providers and the impact of any significant failure of these parties to perform as expected, or interruptions in our relationships with these providers or their provision of services; extended interruptions or disruptions in service at major airports where we operate and space, facility and infrastructure constrains at our hubs or other airports; geopolitical conflict, terrorist attacks or security events; any damage to our reputation or brand image; our reliance on technology and automated systems to operate our business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; increasing privacy and data security obligations or a significant data breach; increased use of social media platforms by us, our employees and others; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on our operations; any failure to attract, train or retain skilled personnel, including our senior management team or other key employees; the monetary and operational costs of compliance with extensive government regulation of the airline industry; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; costs, liabilities and risks associated with environmental regulation and climate change, including our climate goals; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel (including as a result of the Russia-Ukraine military conflict); the impacts of our significant amount of financial leverage from fixed obligations, the possibility we may seek material amounts of additional financial liquidity in the short-term, and the impacts of insufficient liquidity on our financial condition and business; failure to comply with financial and other covenants governing our debt, including our MileagePlus® financing agreements; the impacts of the proposed phaseout of the London interbank offer rate; limitations on our ability to use our net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes; our failure to realize the full value of our intangible assets or our long-lived assets, causing us to record impairments; fluctuations in the price of our common stock; the impacts of seasonality, weather events, infrastructure and other factors associated with the airline industry; increases in insurance costs or inadequate insurance coverage and other risks and uncertainties set forth in Part I, Item 1A. Risk Factors, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.
The foregoing list sets forth many, but not all, of the factors that could impact our ability to achieve results described in any forward-looking statements. Investors should understand that it is not possible to predict or identify all such factors and should not consider this list to be a complete statement of all potential risks and uncertainties. In addition, certain forward-looking outlook provided in this report relies on assumptions about the duration and severity of the COVID-19 pandemic, the timing of the return to a more stable business environment, the volatility of aircraft fuel prices, customer behavior changes and return in demand for air travel, among other things (together, the "Recovery Process"). The COVID-19 pandemic and the measures taken in response may continue to impact many aspects of our business, operating results, financial condition and liquidity in a number of ways, including labor shortages (including reductions in available staffing and related impacts to the Company’s flight schedules and reputation), facility closures and related costs and disruptions to our and our business partners' operations, reduced travel demand and consumer spending, increased operating costs, supply chain disruptions, logistics constraints, volatility in the price of our securities, our ability to access capital markets and volatility in the global economy and financial markets generally. If the actual Recovery Process differs materially from our assumptions, the impact of the COVID-19 pandemic on our business could be worse than expected, and our actual results may be negatively impacted and may vary materially from our expectations and projections. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change. For instance, we regularly monitor future demand and booking trends and adjust capacity, as needed. As such, our actual flown capacity may differ materially from currently published flight schedules or current estimations.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by United Airlines Holdings, Inc., dated December 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

Date: December 13, 2022